Flexiti Signs LFL Group, a Leading Canadian Retailer, to 10-Year Exclusive Point-of-Sale Lending Agreement J U N E 2 0 2 1

2 D I S C L A I M E R IMPORTANT: You must read the following information before continuing to the rest of the presentation, which is being provided to you for informational purposes only. FORWARD-LOOKING STATEMENTS This presentation contains forward-looking statements. These forward-looking statements include statements regarding projections, estimates and assumptions about growth in originations and revenue through 2023, and the resulting impact on earnings, non-cash loss provision, pre-tax margin, pre-tax income and cash earnings; the POS cash earnings reconciliation; Flexiti’s ability to take advantage of e-commerce growth in Canada; size and expected growth of addressable market and Flexiti’s position in it; and run-off of merchant contracts following exit of Desjardins; In addition, words such as “guidance,” “estimate,” “anticipate,” “believe,” “forecast,” “step,” “plan,” “predict,” “focused,” “project,” “is likely,” “expect,” “intend,” “should,” “will,” “confident,” variations of such words and similar expressions are intended to identify forward-looking statements. The ability to achieve these forward-looking statements is based on certain assumptions, judgments and other factors, both within and outside of our control, that could cause actual results to differ materially from those in the forward-looking statements, including: the success of the parties under the agreement and the level of customers’ use of the POS product; the effects of competition on the company’s business; our ability to attract and retain customers; market, financial, political and legal conditions; the future impact of COVID-19 pandemic on the company’s business and the global economy; our dependence on third-party lenders to provide the cash we need to fund our loans and our ability to affordably access third-party financing; errors in our internal forecasts; our level of indebtedness; our ability to integrate acquired businesses; actions of regulators and the negative impact of those actions on our business; our ability to protect our proprietary technology and analytics and keep up with that of our competitors; disruption of our information technology systems that adversely affect our business operations; ineffective pricing of the credit risk of our prospective or existing customers; inaccurate information supplied by customers or third parties that could lead to errors in judging customers’ qualifications to receive loans; improper disclosure of customer personal data; failure of third parties who provide products, services or support to us; any failure of third-party lenders upon whom we rely to conduct business in certain states; disruption to our relationships with banks and other third-party electronic payment solutions providers as well as other factors discussed in our filings with the Securities and Exchange Commission. These projections, estimates and assumptions may prove to be inaccurate in the future. These forward-looking statements are not guarantees of future performance and involve known and unknown risks and uncertainties that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. There may be additional risks that we presently do not know or that we currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual future results. We undertake no obligation to update, amend or clarify any forward-looking statement for any reason. In addition to the financial information prepared in conformity with U.S. GAAP, we provide in this presentation information on Cash Earnings (Pretax Income plus or minus Non-Cash Accounting Impacts and Cash-Basis Impacts), a non-GAAP financial measure. This measure is intended as a supplemental measure of our performance that is not required by, or presented in accordance with, GAAP. The Company presents Cash Earnings because it believes that, when viewed with the Company’s GAAP results and the accompanying reconciliation, such measures provide useful information for comparing the Company’s performance over various reporting. Cash Earnings is not a substitute for Pretax Income or any other measure prescribed by GAAP. There are limitations to using non-GAAP measures. Although we believe Cash Earnings can make an evaluation of our operating performance more useful, other companies in our industry may define Cash Earnings differently than we do. As a result, it may be difficult to use Cash Earnings to compare the performance of those companies to our performance.

FLEXITI

WHO IS FLEXITI?

Founded in 2013 by Peter Kalen, Flexiti is one of Canada's fastest-growing point-of-sale fintech lenders, offering customers 0% interest[1] financing at retailers that sell big-ticket goods like furniture, appliances, jewelry and electronics.

MISSION

To bring customers closer to their needs and wants and boost retailer sales

[1] Subject to the Flexiti cardholder agreement. Interest is charged if the promotion is cancelled or expires without full payment.




FLEXITI
9012 3456 7890 1254
2018
VALUED CUSTOMER
90 1254
2018
VALUED CUSTOMER

FINANCING ON THE FLEXITICARD®

Deferred Payments	Payments are deferred until end of promo period	0% interest[1], 3-24 months
Monthly Installments	Split purchase into equal monthly payments	0% interest[1], 3-72 months
Revolving Credit Purchase	Like a regular credit card	Up to 30 days interest free

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4 Growth fueled through partnerships with Canada’s leading retailers Sizeable Footprint 1 Million+ credit card accounts nationwide C$3.5 Billion / $6,000 available credit / avg. credit line Canadians choose Flexiti to finance their big-ticket purchases C$1,575 avg. transaction size 738 / C$101K avg. origination risk score / HH income C$276 Million loan balances 0% Interest financing to consumers1 Powered by Proprietary Tech 3 Minutes to approval2 100% paperless and digital in-store & online THE FLEXITI NETWORKTM +7,000 merchant locations and e-commerce sites 1 Subject to the Flexiti cardholder agreement. Interest is charged if the promotion is cancelled or expires without full payment. 2 Subject to Flexiti’s credit criteria.

5 Flexiti is one of Canada’s fastest growing companies, and is just getting started New Partnerships Propelling Flexiti Growth +69% Q1 2021 originations growth 2.3X expected origination growth in 2021 Significant Opportunity to Invest in DTC Marketing 30% of volume currently comes from repeat purchases 20% Cross-shop at non-originating merchant Flexiti.com Flexiti’s 3rd largest application channel Ranked 3rd Canada’s Top Growing Companies 2 0 2 0 Ranked 6th Canada’s Fastest Growing Companies 2 0 2 0 Ranked 6th Deloitte Fast 50TM Canada Award Ranking 2 0 2 0 Ranked 2nd Financial Times Fastest Growing Companies1 2 0 2 0 1 Flexiti ranked 29 out of 500 companies in the Americas, and 2nd in Canada. $8 $49 $182 $254 $292 $660 2016A 2017A 2018A 2019A 2020A 2021E Flexiti Originations Growth (C$ in millions)

0% 10% 20% 30% 40% 50% Dec-19 Apr-20 Aug-20 Dec-20 Apr-21 6 1 Market size based on Retail Trade as determined by NAICS ex. autos, services, dining and entertainment. 2 Proportion of e-commerce sales from January 2020 to January 2021. Statistics Canada. E-Commerce as a % of Retail Sales in Canada Flexiti’s % Online OriginationsE-Commerce in Canada Flexiti is already overindexing to the market in e-commerce Source: Statistics Canada data as of March 2021. Flexiti’s omnichannel solution is positioned to take advantage of e-commerce growth in Canada Flexiti’s omnichannel solution targets 100% of the big-ticket retail market, est. at C$100 billion annually1 E-commerce sales in Canada have grown from 3.99% pre-pandemic to 8.55% post-pandemic2 Flexiti’s omnichannel solution allows it to compete in-store where ~90% of retail sales happen Flexiti’s omnichannel solution has fueled its e-commerce growth as retailers seek a consistent experience in-store and online

CURO

Flexiti has limited omnichannel competition, with new BNPL entrants largely competing with each other

New BNPL entrants are focused primarily on small-ticket e-commerce transactions

Flexiti expects to become Canada's largest POS financing provider once LFL Group originations ramp[1]

Flexiti has captured a majority of the $2 Billion Desjardins exit opportunity, with an 80% win-rate.[2]

Key purchase criteria for merchants are economics, ease of POS integration and customer experience

Flexiti's leading omni-channel financing solution provides opportunity for continued market share gains


INSTALLMENT OR DEFERRED
Payments on Revolving Line
TRANSACTION-BASED
installment Lending
Fairstone
Desjardins[3]
FLEXITI
affirm
/ paybright
sezzle
afterpay
zip
PRIMARILY IN-STORE
OMNI-CHANNEL
PRIMARILY E-COMMERCE

[1] Based on expected originations.

[2] Flexiti has won 80.1% of retailers that have communicated a decision to Flexiti.

[3] Desjardins announced their exit from the POS financing space in October 2019 when they sold their merchant acquiring business to Global Payments. Most merchant contracts are expected to expire by early 2022.

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8 10% 14% 19% 21% 21% 24% 30% 32% 32% 55% GERMANY INDONES IA I TALY UK FRANCE SPA IN USA AUSTRAL IA NZ CANADA High growth and adoption of credit cards in Canada, including among Millennials and Gen Z E - C O M M E R C E P A Y M E N T S V I A C R E D I T C A R D E-Commerce Payment Methods – 2020 Source: Jefferies, 2021. 60% POS transactions made with credit in 2018 Statistics Canada, 2019 +92% Growth in credit cards 2008 – 2018 Canadian Bankers Association, 2019 9 out of 10 Canadians own a credit card Bank of Canada, 2018 95% Millennials own at least one credit card Rate Hub, 2017 99.8% Credit-active Gen Z have a credit card, compared to 50% in the U.S. TransUnion, 2020

Leon's Furniture Limited (LFL Group)

Established in 1909, LFL Group is Canada's largest home furnishings retailer and largest network of appliances, electronics, and mattress stores

LFL GROUP STATISTICS

~300 retail stores across Canada with 10,000+ employees

With **C$2.7 Billion** in 2020 system-wide sales, LFL Group is one of the largest furniture and appliance retailers in North America

C$800 Million+ of financed volume

E-commerce: **+374% growth** in Q1 2021, 12% of consolidated sales in 2020

BRANDS

Leon's

The BRICK

The BRICK OUTLET

The BRICK mattress store

FURNITURE.CA

Appliance Canada

MIDNORTHERN APPLIANCE



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10 LFL Group’s Established Canadian Footprint Leon’s The Brick The Brick Mattress Store The Brick Outlet Appliance Canada NORTHWEST TERRITORIES 1 SASKATCHEWAN 12 3 2 MANITOBA 7 2 1 ONTARIO 60 48 14 5 1 QUEBEC 15 11 NEW BRUNSWICK 5 4 NOVA SCOTIA 4 3 PRINCE EDWARD ISLAND 1 1 NEWFOUNDLAND & LABRADOR 3 1 YUKON 1 ALBERTA 41 7 7 3 BRITISH COLUMBIA 35 6

Flexiti & LFL Point-of-Sale (POS) Financing Agreement

DETAILS

Exclusive 10-year POS financing agreement

Encompasses all LFL Group retail banners, including in-store and online sales

Commences July 2021

TIMELINE

2018	The Brick joins the Flexiti Network™ with POS acceptance
2019	Flexiti begins offering "apply and buy" online at thebrick.ca and leons.ca
2021	Flexiti and LFL Group announce exclusive 10-year POS financing agreement

[1] Based on expected originations.



FLEXITI

HIGHLIGHTS

Flexiti expects to become **Canada's largest point-of-sale lender**[1]

Adds an expected **$800 million** of annual originations to Flexiti's volume

LFL Group will **promote the FlexitiCard®** through its significant media spend

This exclusive partnership and Flexiti's expanded non-prime offering will be a **mutual benefit to both Flexiti and LFL shoppers**

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Flexiti Positions CURO as a Full-Spectrum Consumer Lender 12 CURO now offers an end-to-end offering for consumer credit in the U.S. and Canada CONSUMER CREDIT ACCESS U.S. BRANDS CANADIAN BRANDS Direct Store / Branch Online & Mobile Card Credit Card / Debit Card POS Omni-channel Point-of-Sale Financing

13 LFL Exclusive Agreement Drives Robust Growth for Flexiti An expected C$800 million in annual LFL Group originations Originations forecasted to grow from C$292 million in 2020 to C$1.86 billion in 2023 Revenue forecasted to grow from C$50 million in 2021 to C$315 million in 2023 Origination ramp expected to dilute near-term earnings due to non-cash loan loss provision but results in a 2023E pre-tax margin of ~22% Expected to Produce Accelerated Earnings Growth After Initial Dilution (C$ in millions) Fuels Flexiti’s Origination Growth Flexiti’s Annual Originations (C$ in millions) Drives Strong Revenue Growth Flexiti’s Annual Revenue (C$ in millions) $292 $660 $1,575 $1,860 2020A 2021E 2022E 2023E $50 $170 $315 2021E 2022E 2023E -$45 -$12 $68 -$9 $72 $120 2021E 2022E 2023E Pre-tax income Cash Earnings 1 2 1 Excludes purchase accounting adjustments of -C$10 million in 2021 and -C$3 million in 2022 2 See page 16 of this presentation for a reconciliation of non-GAAP metrics to the closest comparable GAAP metricsNote: Please refer to page 2 for cautionary language regarding forward-looking statements.

CURO Canada: High Growth, Accelerated Earnings and Scale 14 Expected to become Canada’s largest POS lender1 Top 3 non-bank consumer direct lender Revenue forecasted to grow from C$342 million in 2021 to C$643 million in 2023 Pre-tax income forecasted to grow from C$47 million in 2021 to C$179 million in 2023 Strong Revenue Growth… Annual Revenue (C$ in millions) Note: Please refer to page 2 for cautionary language regarding forward-looking statements. 1 Based on expected originations. 2 Excludes purchase accounting adjustments of -C$10 million in 2021 and -C$3 million in 2022. …with Impressive Profitability at Scale Annual Pre-Tax Income (C$ in millions) $50 $170 $315 $292 $310 $328 2021E 2022E 2023E Canada Direct Lending Canada POS Lending $342 $480 $643 $92 $101 $111 -$45 -$12 $68 2021E 2022E 2023E Canada POS Lending Canada Direct Lending CURO Canada2 $47 $89 $179

15 Appendix

Canada POS Cash Earnings Reconciliation 16 (C$ in millions) 2021E 2022E 2023E Pretax Income ($45) ($12) $69 Non-Cash Accounting Impacts Recognized Merchant Discount and Fees (26) (76) (129) Provision in Excess of Net Charge-Offs 17 43 33 Depreciation and Amortization 12 12 13 3 (21) (83) Cash-Basis Impacts Cash Merchant Discount and Fees 42 122 145 Capital Expenditures and Other (9) (17) (11) 33 105 134 Cash Earnings ($9) $72 $120 Note: Please refer to page 2 for cautionary language regarding forward-looking statements.